EXHIBIT 23


                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of The Coca-Cola Company Thrift & Investment Plan included in the Annual Report on Form 11-K of The Coca-Cola Company for the year ended December 31, 1999:

        Registration Statement No. 2-58584 on Form S-8, dated
        November 20, 1987, as amended



                                       /s/ BANKS, FINLEY, WHITE & CO.

Atlanta, Georgia
June 26, 2000